Exhibit 99.3

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Dennis J. McGillicuddy, Managing Member of Phoenix Associates (the “Company”), hereby certify, to the best of my knowledge, that, as to the Company, the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/
Name: Dennis J. McGillicuddy
Title: Managing Member

Subscribed and sworn to
before me on
August 14, 2002.

/S/
Notary Public